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                                                                    EXHIBIT 10.2





                                AMENDMENT NO. 1

                          Dated as of August 20, 1996

                                       to


                                LEASE AGREEMENT

                           Dated as of June 29, 1995

                                    between

                Trinidad Ammonia Company, Limited Partnership

                                                   as Lessor

                                      and

                           Arcadian Fertilizer, L.P.

                                                   as Lessee





       This Amendment has been manually executed in 8 counterparts, numbered consecutively from 1 through 8, of which this is No. 2. To the extent, if any, that this Amendment constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Amendment may be created or perfected through the transfer or possession of any counterpart other than the original executed counterpart which shall be the counterpart identified as counterpart No. 1.
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              Amendment No. 1 dated as of August 20, 1996 to Lease Agreement
("Amendment No. 1"), dated as of June 29, 1995, between Trinidad Ammonia Company, Limited Partnership, a Delaware limited partnership ("Lessor"), and Arcadian Fertilizer, L.P., a Delaware limited partnership ("Lessee"), amending the Lease Agreement referred to below.

              WHEREAS, Lessor and Lessee have heretofore entered into an Lease Agreement, dated as of June 29, 1995 (the "Lease Agreement"); and

              WHEREAS, Lessor and Lessee wish to amend the Lease Agreement as hereinafter provided;

              NOW, THEREFORE, Lessor and Lessee hereby agree that the Lease Agreement is amended as follows:

              1.     The definition of "Cash Reserve Requirement Amount" in
Section 1 of the Lease Agreement is amended to read in its entirety as follows:

                     "'Cash Reserve Requirement Amount' means an amount equal
              to the quotient of $13,250,000 divided by the number of whole semi-annual periods between the Cash Reserve Account Commencement Date and the date which is three months before the first Basic Rent Payment Date in the last month of the Initial Term hereof."

              2. Paragraph (s) of Section 2 of the Lease Agreement is hereby amended to delete the amount "$30,000,000" and to replace such amount with the amount "$31,800,000".

              3. Exhibit E to the Lease Agreement is hereby amended to read in its entirety in the form attached hereto and made a part hereof as Annex I.

              4. This Amendment No. 1 may be executed in several counterparts, each of which when executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same Amendment No. 1.

              5. This Amendment No. 1 shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

              6. Except as provided herein, all provisions, terms and conditions of the Lease Agreement shall remain in full force and effect. As amended hereby, the Lease Agreement is ratified and confirmed in all respects.
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              IN WITNESS WHEREOF, the parties hereto have caused this Amendment
No. 1 to be duly executed as of the date first above written.


                      Trinidad Ammonia Company, Limited Partnership
                        By: Trinidad Ammonia Capital, Inc., its General Partner


                        By: /s/ THOMAS W. WIDENER
                           -------------------------------------
                           Name:   THOMAS W. WIDENER
                           Title:  VICE PRESIDENT
                                   SECRETARY AND TREASURER



                      Arcadian Fertilizer, L.P.
                        By: Arcadian Corporation, its General Partner

                        By: /s/ JOHN H. GHEENS
                           -------------------------------------
                           Name: JOHN H. GHEENS
                           Title:  TREASURER





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                                    ANNEX I

             Copy of Letter of Credit to be provided by Rabobank





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
                                AMENDMENT NO. 2

                          Dated as of August 26, 1996

                                       to


                                LEASE AGREEMENT

                           Dated as of June 29, 1995

                                    between

                 Trinidad Ammonia Company, Limited Partnership

                                                     as Lessor

                                      and

                           Arcadian Fertilizer, L.P.

                                                     as Lessee





       This Amendment has been manually executed in 8 counterparts, numbered consecutively from 1 through 8, of which this is No. 2. To the extent, if any, that this Amendment constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Amendment may be created or perfected through the transfer or possession of any counterpart other than the original executed counterpart which shall be the counterpart identified as counterpart No. 1.




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              Amendment No. 2 dated as of August 26, 1996 to Lease Agreement
("Amendment No. 2"), dated as of June 29, 1995, between Trinidad Ammonia Company, Limited Partnership, a Delaware limited partnership ("Lessor"), and Arcadian Fertilizer, L.P., a Delaware limited partnership ("Lessee"), amending the Lease Agreement referred to below.

              WHEREAS, Lessor and Lessee have heretofore entered into an Lease Agreement, dated as of June 29, 1995, as amended by Amendment No. 1, dated as of August 20, 1996 (collectively, the "Lease Agreement"); and

              WHEREAS, Lessor and Lessee wish to further amend the Lease Agreement as hereinafter provided;

              NOW, THEREFORE, Lessor and Lessee hereby agree that the Lease Agreement is amended as follows:

              1. Section 1 of the Lease Agreement is hereby amended by adding the following definition thereto:

                     "'Appraisal Procedure' means the following procedure
              whereby an independent appraiser shall be appointed by the Lessor and the Lessee, with the consent of the Assignee, to determine the amount, if any, by which the sales price of the Ammonia Project has been reduced as the direct result of wear and tear in excess of the wear and tear that would have occurred if the Lessee's obligations contained in the second sentence of paragraph (b) of Section 9 of this Lease had been satisfied, if such determination is required under Section 19 of this Lease.
              If no such appraiser is appointed by the Lessor and the Lessee within thirty (30) days after the written request of either the Lessor or the Lessee that an appraiser be appointed, the Lessor and the Lessee shall each appoint an independent appraiser within thirty (30) days thereafter, and the two appraisers so appointed shall appoint a third independent appraiser. Each appraiser appointed pursuant to the foregoing procedure shall, within thirty (30) days after appointment of the last appraiser, independently determine the amount, if any, by which the sales price of the Ammonia Project has been reduced as the direct result of wear and tear in excess of the wear and tear that would have occurred if the Lessee's obligations contained in the second sentence of paragraph (b) of Section 9 of this Lease had been satisfied. If the Lessor or the Lessee shall fail to appoint an independent appraiser within the above-mentioned thirty (30) day period, the appraiser appointed by the other party shall determine such amount. If a single appraiser is appointed, such appraiser's determination shall be final. If three appraisers are appointed, the amounts determined by the three appraisers shall be averaged, the amount which differs the most from such average shall be excluded, the remaining two amounts shall then be averaged and such average shall be final. The expenses off all appraisers shall be paid by the Lessee. Each appraiser appointed pursuant to this "Appraisal Procedure" shall be an independent engineering firm of recognized standing and shall have experience in the construction, maintenance and operation of ammonia production plants."





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              2.     Paragraph (d) of Section 10 of the Lease Agreement is
hereby amended to read in its entirety as follows:

                     "(d) Political Risk Insurance.  The Lessee shall, as agent for the Lessor, procure or cause to be procured and maintain or cause to be maintained in respect of Property or Equipment not located in the United States, for the Lessor, with the Multilateral Investment Guaranty Agency or such other insurance company as shall be reasonably acceptable to the Lessor, a policy of political risk insurance covering (i) transfer restrictions,
              (ii) expropriation and (iii) war and civil disturbance; provided, that the amount of such political risk insurance in respect of the Ammonia Project shall equal or exceed the Acquisition Cost of the Ammonia Project less the sum of (A) the face amount of the Letter of Credit, (B) the cash on deposit in the Cash Reserve Account and (C) the value of all investments of such cash and investments of earnings on investments of such cash (as determined pursuant to the CRA Agreement). Upon obtaining such policy of political risk insurance, the Lessee will furnish to the Lessor evidence reasonably satisfactory to the Lessor that such insurance complies with the terms of this paragraph (d)."

              3. Section 19 of the Lease Agreement is hereby amended by adding the following paragraph (j) to such section, to read in its entirety as follows:

                     "(j) If (i) an Event of Default arising solely as a result of the Lessee's failure to comply with its obligations contained in the second sentence of paragraph (b) of Section 9 of this Lease shall have occurred and be continuing, (ii) the Lessor shall terminate this Lease or the Lessee's right to the use and possession of the Ammonia Project, and (iii) the Lessor shall sell the Ammonia Project, then if the proceeds of such sale are less than 15% of the Acquisition Cost of the Ammonia Project, the Lessee shall pay to the Lessor the amount by which the sales price of the Ammonia Project has been reduced as the direct result of wear and tear in excess of the wear and tear that would have occurred if the Lessee's obligations contained in the second sentence of paragraph (b) of Section 9 of this Lease had been satisfied (the amount by which the sales price of the Ammonia Project has been reduced as the direct result of wear and tear in excess of the wear and tear that would have occurred if the Lessee's obligations contained in the second sentence of paragraph (b) of Section 9 of this Lease had been satisfied, to be such amount, if any, as the Lessor and the Lessee agree, or if no agreement is reached, the amount, if any, determined pursuant to the Appraisal Procedure); provided that, in no event shall the Lessee be required to pay an amount that, when combined with the proceeds received by the Lessor from the purchaser of the Ammonia Project, exceeds 15% of the Acquisition Cost of the Ammonia Project."

              4. This Amendment No. 2 may be executed in several counterparts, each of which when executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same Amendment No. 2.





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              5.   This Amendment No. 2 shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

              6. Except as provided herein, all provisions, terms and conditions of the Lease Agreement shall remain in full force and effect. As amended hereby, the Lease Agreement is ratified and confirmed in all respects.





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              IN WITNESS WHEREOF, the parties hereto have caused this Amendment
No. 2 to be duly executed as of the date first above written.


                      Trinidad Ammonia Company, Limited Partnership
                        By: Trinidad Ammonia Capital, Inc., its General Partner


                        By: /s/ JAMES A. BROWN
                           -------------------------------------------------
                           Name:  JAMES A. BROWN
                           Title:  Vice President-Finance
                                  and Assistant Secretary



                      Arcadian Fertilizer, L.P.
                        By: Arcadian Corporation, its General Partner

                        By: /s/ JOHN H. GHEENS
                           -------------------------------------------------
                           Name:  JOHN H. GHEENS
                           Title: TREASURER





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